UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2020, Motus GI Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a healthcare focused institutional investor (the “Purchaser”), pursuant to which the Company agreed to sell and issue, in a registered direct offering priced at the market in accordance with the rules of the Nasdaq Stock Market (the “Registered Offering”), an aggregate of 3,200,000 shares of the Company’s common stock par value $0.0001 per share (the “Common Stock”) and pre-funded warrants to purchase an aggregate of 5,533,625 shares of Common Stock (the “Pre-Funded Warrants” and the shares of Common Stock underlying the Pre-Funded Warrants, the “Pre-Funded Warrant Shares”). The public offering price is $1.145 for each share of Common Stock and $1.144 for each Pre-Funded Warrant. The Pre-Funded Warrants will be immediately exercisable at a price of $0.001 per share of Common Stock. The shares of Common Stock and Pre-Funded Warrants are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2019, and was declared effective on April 24, 2020 (File No. 333-230516) (the “Registration Statement”) and a prospectus supplement thereunder dated August 28, 2020 to be filed with the SEC. The Registered Offering is expected to close on or about September 1, 2020, subject to satisfaction of customary closing conditions.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its shares of Common Stock during the 45-day period following the closing of the Offering

Pursuant to the Purchase Agreement, in a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offering”), the Company has also agreed to sell and issue to the Purchasers warrants (the “Warrants”) to purchase up to 8,733,625 shares of Common Stock (the “Warrant Shares”). The Warrants will be immediately exercisable at an exercise price of $1.30 per share and will expire on the fifth anniversary of the date of issuance. The Private Placement is expected to close concurrently with the Registered Offering on or about September 1, 2020, subject to customary closing conditions.

The gross proceeds to the Company from the transaction, before deducting the placement agent’s fees and expenses, and the Company’s estimated offering expenses, are expected to be approximately $10 million. The Company intends to use the net proceeds received from this offering to fund commercialization activities for the Pure-Vu System, to continue research and development activities, including clinical and regulatory development and for the continued development and enhancement of the Pure-Vu® System and potential debt repayment.  The Company intends to use the remaining net proceeds for working capital and other general corporate purposes

In connection with the Offering, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”) pursuant to which the Company agreed to pay the Placement Agent a cash fee equal to 7% of the aggregate gross proceeds raised from the sale of the securities sold in the Offering and reimburse the Placement Agent for certain of its expenses in an amount not to exceed $50,000. In addition, the Company agreed to pay the Placement Agent a cash fee equal to $150,000 in the event all of the Warrants are exercised.

The foregoing descriptions of the Placement Agency Agreement, the Purchase Agreement, the Pre-Funded Warrants, and the Warrants are not complete and are qualified in their entireties by reference to the full text of the Placement Agency Agreement, the Purchase Agreement, the form of Pre-Funded Warrant and the Form of Warrant, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. A copy of the opinion of Lowenstein Sandler LLP relating to the legality of the issuance and sale of shares of Common Stock, the Pre-Funded Warrants and the Pre-Funded Warrant Shares is filed herewith as Exhibit 5.1.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Private Placement is hereby incorporated by reference into this Item 3.02. The Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 8.01. Other Events.

On August 28, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant
4.2	Form of Common Warrant
5.1	Opinion of Lowenstein Sandler LLP
10.1	Placement Agency Agreement, dated as of August 28, 2020, by and between A.G.P./Alliance Global Partners
10.2	Form of Securities Purchase Agreement, dated August 28, 2020, by and between the Company and each Purchaser thereto
23.1	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1)
99.1	Press release of the Company, dated August 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: August 28, 2020	By:	/s/ Timothy P. Moran
	Name:	Timothy P. Moran
	Title:	Chief Executive Officer

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